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                                                                  EXHIBIT 10.7.2

                  AMENDMENT, CONSENT AND ASSUMPTION AGREEMENT
                  -------------------------------------------

       THIS AMENDMENT, CONSENT AND ASSUMPTION, dated as of December 18, 1997, (this "Agreement"), by and among RYKOFF-SEXTON, INC., a Delaware corporation ("RSI"), HUDSON ACQUISITION CORP., a Delaware corporation ("Hudson"), and THE FIRST NATIONAL BANK OF CHICAGO (the "Bank").

                                   RECITALS
                                   --------

       A. RSI and the Bank have entered into a Reimbursement Agreement, dated as of November 1, 1996 (as amended or modified and in effect, the "Reimbursement Agreement"), pursuant to which the Bank has issued its irrevocable direct pay letter of credit to secure payment of amounts payable on certain Bonds issued by La Mirada Industrial Development Authority;

       B. RSI, Hudson, and JP Foodservice, Inc., a Delaware corporation ("JPFI"), have entered into an Agreement and Plan of Merger, dated as of June 30, 1997 (as amended by Amendment No. 1, dated as of September 3, 1997, and Amendment No. 2, dated as of November 5, 1997, the "Merger Agreement"), pursuant to Section 1.1 of which RSI will merge with and into Hudson (the "Merger"); and

       C. RSI has requested that the Bank consent to the Merger and the Bank has agreed to provide such consent so long as Hudson assumes the Obligations of RSI under and in connection with the Reimbursement Agreement and the Related Documents, and RSI and the Bank further desire to amend the Reimbursement Agreement in certain respects as set forth herein;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1.     Defined Terms. All capitalized terms used herein, including in the
       -------------
Recitals, shall have the meanings ascribed to them in the Reimbursement Agreement, as hereby amended, unless otherwise defined herein.

2.     Consents. Subject to Section 3 hereof and effective as of the Amendment
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Effective Date (as defined below), the Bank hereby consents to the Merger pursuant to Section 1.1 of the Merger Agreement and waives any Default or Event of Default under Sections 5.2(a), 5.2(e), 5.2(f) and 5.2(g) of the Reimbursement Agreement that may occur, or may have occurred, as a result of the execution of the Merger Agreement, and the performance of the obligations of RSI thereunder, and of the Merger.
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3.     Assumption. Effective as of the Effective Time (as defined in the Merger
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Agreement), Hudson hereby assumes direct and primary liability for the performance and payment of all of the Obligations and Hudson agrees to be bound by the terms and provisions of the Reimbursement Agreement, as hereby amended, and the Related Documents as fully as if it had originally been a party thereto. From and after the Effective Time, all references to the "Company" in the Reimbursement Agreement shall be deemed to be references to Hudson.

4.     Release. Effective as of the Amendment Effective Date, the Bank hereby
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agrees to release and discharge its lien on and security interests in the collateral described in the Deed of Trust, the Security Agreement, and the Financing Statement. The Bank further agrees that it will execute and deliver such additional documents, in form and substance satisfactory to the Bank, as are reasonably required to effect such release and discharge with respect to the Deed of Trust, the Security Agreement and the Financing Statement.

5.     Amendments to the Reimbursement Agreement. Effective as of the Amendment
       -----------------------------------------
Effective Date, the Reimbursement Agreement is amended as follows:

       (a) For the period from the Amendment Effective Date through and including March 31, 1998 only, the Reimbursement Agreement is amended as follows:

             (i) The phrase "one quarter of one percent (.25%)" appearing in the second line of Section 2.3(a) of the Reimbursement Agreement is deleted and replaced with the phrase "five hundredths of one percent (0.05%)"; and

             (ii) The phrase "one and three-quarters of one percent (1.75%)" appearing in the second and third lines of Section 2.3(b) of the Reimbursement Agreement is deleted and replaced with the phrase "six hundred twenty-five thousandths of one percent (0.625%)".

       (b) From and after the Amendment Effective Date, the definition "Applicable Margin" appearing in Section 1.1 of the Reimbursement Agreement is deleted and replaced with the following definition: "Applicable Margin" means
(i) for the period from December 18, 1997 through and including March 31, 1998, 0.625% per annum, and (ii) thereafter, 2.50% per annum.

       (c) From and after the Amendment Effective Date, the definition "Bank Security Documents" appearing in Section 1.1 of the Reimbursement Agreement is amended by deleting the references therein to the definitions "the Deed of Trust", "the Security Agreement", and "the Financing Statement".

6.     Representations and Warranties of RSI. In order to induce the Bank to
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enter into this Agreement, RSI represents and warrants to the Bank that:

       (a) (i) The execution, delivery and performance of this Agreement by RSI have been duly authorized by all necessary corporate action and does not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ,

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judgment, injunction, decree, termination or award presently in effect having applicability to it or of its certificate of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which RSI is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by RSI of this Agreement; and (iii) this Agreement is a legal, valid and binding obligation of RSI enforceable against RSI in accordance with its terms.

       (b) After giving effect to the consents and amendments contained herein, the representations and warranties contained in Article 4 of the Reimbursement Agreement are true and correct on and as of the Amendment Effective Date with the same force and effect as if made on and as of the Amendment Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

       (c) After giving effect to the consents and amendments contained herein, the representations and warranties contained in Section 3.1 of the Merger Agreement are true and correct on and as of the Amendment Effective Date with the same force and effect as if made on and as of the Amendment Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

       (d) No Default or Event of Default has occurred and is continuing or will exist under the Reimbursement Agreement as of the Amendment Effective Date.

       (e) A true and correct copy of the Merger Agreement, together with all amendments and modifications thereto, has been delivered to the Bank, the Merger Agreement is in full force and effect, and no steps have been taken to terminate the Merger Agreement pursuant to Section 7.1 thereof.

7.     Representations and Warranties of Hudson. In order to induce the Bank to
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enter into this Agreement, Hudson represents and warrants to the Bank that:

       (a) (i) The execution and delivery of this Agreement and the performance of this Agreement, the Reimbursement Agreement and the Related Documents by Hudson have been duly authorized by all necessary corporate action and does not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, termination or award presently in effect having applicability to it or of its certificate of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Hudson is a party or by which it or its properties may be bound or affected; (ii) except as provided in the Merger Agreement, no authorization, consent, approval, license, exemption of

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or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Hudson of this Agreement, the Reimbursement Agreement and the Related Documents; and (iii) this Agreement is, and upon its assumption of the Obligations of RSI under the Reimbursement Agreement and the Related Documents pursuant hereto, the Reimbursement Agreement and Related Documents will be, a legal, valid and binding obligation of Hudson enforceable against Hudson in accordance with its terms.

       (b) After giving effect to the consents and amendments contained herein, the representations and warranties contained in Section 3.2 of the Merger Agreement are true and correct on and as of the Amendment Effective Date with the same force and effect as if made on and as of the Amendment Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

       (c) The Merger Agreement is in full force and effect and no steps have been taken to terminate the Merger Agreement pursuant to Section 7.1 thereof.

8.     Conditions Precedent. This Agreement shall become effective as of the
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date first above written (the "Amendment Effective Date") upon receipt by the
Bank of (i) counterparts of this Agreement duly executed by RSI, Hudson and the Bank and (ii) a written opinion of Hudson's counsel, addressed to the Bank and in form and substance satisfactory to the Bank.

9.     Ratification. Except as expressly contemplated hereby, the Reimbursement
       ------------
Agreement and all Related Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect, and RSI acknowledges that it has no defense, offset or counterclaim thereunder.

10.    Reference to Reimbursement Agreement. From and after the Amendment
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Effective Date, each reference in the Reimbursement Agreement to "this
Agreement", "hereof", or "hereunder" or words of like import, and all references to the Reimbursement Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Reimbursement Agreement as amended by this Agreement.

11.    Execution in Counterparts. This Agreement may be executed in any number
       -------------------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12.    Severability. In case any one or more of the provisions contained in this
       ------------
Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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13.    Governing Law. This Agreement and the Reimbursement Agreement, as amended
       -------------
hereby, shall be construed in accordance with and governed by the internal laws of the State of California, without regard to conflicts of laws principles.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                       RYKOFF-SEXTON, INC.

                                       By: /s/ Richard J. Martin
                                       ---------------------------------------

                                       Its: Executive Vice President
                                            and Chief Financial Officer
                                           -----------------------------------


                                       HUDSON ACQUISITION CORP.


                                       By: /s/ David M. Abramson
                                       ---------------------------------------

                                       Its: Senior Vice President
                                           -----------------------------------




                                       THE FIRST NATIONAL BANK OF CHICAGO

                                       By: /s/ Amy L. Robbins
                                       ---------------------------------------

                                       Its: Vice President
                                            ----------------------------------


RECEIPT ACKNOWLEDGED BY:

BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee under the Loan Agreement

By: /s/ Shafiq Jadavji
    -----------------------------------
Its: Assistant Treasurer
    -----------------------------------

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